                                                                Exhibit 10.8.3.4
                                AMENDMENT NO. 4


                 AMENDMENT NO. 4 dated as of February 24, 1997, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York state-chartered banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                 The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of December 31, 1996, the Credit Agreement shall be amended as follows:

                 2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 2.02. Section 1.01 of the Credit Agreement shall be amended by inserting the following new defined term in the appropriate alphabetical order:

                          "Arbitrage Loans" shall mean loans in an aggregate
                 outstanding amount not exceeding $175,000,000 at any one time made by any financial institution (a "lender") which is, at the time of the making of such loan, a depository (whether on its own behalf or as escrow agent) of the Company or any Subsidiary of the Company, to the Company or any such Subsidiary in an amount not exceeding the amount of the deposits of the Company or any such Subsidiary held by such depository, the





                                Amendment No. 4
                 proceeds of which are invested in U.S. Government securities and/or certificates of deposit rated A-1 or P-1 and having a term not exceeding the maturity date of such loan (but in no event longer than 92 days), provided that (i) the relevant borrower shall have a right of offset against such investment (in the case of certificates of deposit) and (ii) all such loans must be off the balance sheet of the Company and its Subsidiaries at the last day of any quarterly fiscal period.

                 2.03. Section 8.07 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with a semicolon and (iii) adding the following new clauses (f), (g) and (h) thereto:

         "(f) Indebtedness of FNF Ventures, Inc. to the Small Business Administration in an aggregate outstanding amount not exceeding $20,000,000 at any one time;

         (g) Indebtedness of Western American Exchange Corporation ("WestAmex"), or any other Wholly Owned Subsidiary of the Company primarily engaged in the same business as WestAmex, incurred in connection with exchanges of property with respect to which no gain or loss is recognized pursuant to Section 1031 of the United States Internal Revenue Code, provided that (i) such exchange is entered into in the ordinary course of business of WestAmex, (ii) such Indebtedness is recourse only to the property subject to the exchange and (iii) the aggregate amount of all such Indebtedness shall not exceed $25,000,000 at any time; and

         (h)  Arbitrage Loans."

                 2.04. Section 8.08(c) of the Credit Agreement shall be amended by adding the words ", provided that the aggregate amount of all Investments in the restaurant business or businesses related thereto made under
Section 8.05 does not exceed 10% of the Consolidated Investment Portfolio" immediately preceding the semicolon therein.

                 2.05. Section 8.08 of the Credit Agreement shall be amended by adding the following clause (l) thereto:

                 "(l)  Arbitrage Loans."





                                Amendment No. 4

                 2.06. Section 8.12 of the Credit Agreement shall be amended by replacing "$15,000,000" with "$25,000,000".

                 Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 4.

                 Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of December 31, 1996, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment No. 4 by the Company and the Banks constituting Majority Banks.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


                                 FIDELITY NATIONAL FINANCIAL, INC.


                                 By   /s/ Carl A. Strunk
                                    --------------------------------
                                    Title:  Executive Vice President
                                            and Chief Financial
                                            Officer

                                 BANKS

                                 THE CHASE MANHATTAN BANK


                                 By
                                    --------------------------------
                                    Title:





                                Amendment No. 4

                 2.06. Section 8.12 of the Credit Agreement shall be amended by replacing "$15,000,000" with "$25,000,000".

                 Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 4.

                 Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of December 31, 1996, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment No. 4 by the Company and the Banks constituting Majority Banks.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.







                                 FIDELITY NATIONAL FINANCIAL, INC.


                                 By
                                    --------------------------------
                                    Title:



                                 BANKS

                                 THE CHASE MANHATTAN BANK


                                 By   /s/ Robert A. Foster
                                    --------------------------------
                                    Title:  Vice President


                                Amendment No. 4

                                   IMPERIAL BANK



                                   By   /s/ Jeff Thomas
                                      -------------------------------
                                      Title:  Vice President



                                   SANWA BANK CALIFORNIA



                                   By
                                      -------------------------------
                                      Title:


                                   WELLS FARGO BANK, N.A.




                                   By
                                      -------------------------------
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent


                                   By
                                      -------------------------------
                                      Title:



                                Amendment No. 4

                                   IMPERIAL BANK



                                   By
                                      -------------------------------
                                      Title:



                                   SANWA BANK CALIFORNIA



                                   By   /s/ John C. Hyche
                                      -------------------------------
                                      Title:  Vice President


                                   WELLS FARGO BANK, N.A.




                                   By
                                      -------------------------------
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent


                                   By
                                      -------------------------------
                                      Title:



                                Amendment No. 4

                                   IMPERIAL BANK



                                   By
                                      -------------------------------
                                      Title:



                                   SANWA BANK CALIFORNIA



                                   By
                                      -------------------------------
                                      Title:


                                   WELLS FARGO BANK, N.A.




                                   By   /s/ Michael Sullivan
                                      -------------------------------
                                      Title:  Vice President


                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent


                                   By
                                      -------------------------------
                                      Title:



                                Amendment No. 4

                                   IMPERIAL BANK



                                   By
                                      -------------------------------
                                      Title:



                                   SANWA BANK CALIFORNIA



                                   By
                                      -------------------------------
                                      Title:


                                   WELLS FARGO BANK, N.A.




                                   By
                                      -------------------------------
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                     as Administrative Agent


                                   By   /s/ Robert A. Foster
                                      -------------------------------
                                      Title:  Vice President



                                Amendment No. 4